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                                                                   EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-80919) of Forcenergy Gas Exploration Inc of our report dated May 12, 1995 appearing on page 2 of this Form 8-K.




PRICE WATERHOUSE LLP

Houston, Texas
October 4, 1996